WCI Communities Third Quarter 2015 Earnings Conference Call October 28, 2015 Exhibit 99.2

Disclosure Statement
This presentation contains forward-looking statements. All statements that are not statements of historical fact, including statements about the Company’s beliefs and expectations, are forward-looking statements within the meaning of the federal securities laws and should be evaluated as such. Forward-looking statements include information concerning the Company’s future goals, expected growth, market conditions and outlook (including the estimates, forecasts, statements and projections relating to Florida or national markets prepared by John Burns Real Estate Consulting), expected liquidity and possible or assumed future results of operations, including descriptions of its business plan and strategies. These forward-looking statements may be identified by the use of such forward-looking terminology, including the terms “believe,” “estimate,” “project,” “anticipate,”
“expect,” “seek,” “predict,” “contemplate,” “continue,” “possible,” “intend,” “may,” “might,” “will,” “could,” “would,” “should,” “forecast,”
or “assume” or, in each case, their negative, or other variations or comparable terminology.
For more information concerning these and other important factors that could cause actual results to differ materially from those contained in the forward-looking statements, please refer to the Company’s: (i) “Risk Factors” in Item 1A of Part I of our Annual
Report on Form 10-K for the year ended December 31, 2014 that was filed by the Company with the Securities and Exchange
Commission on February 25, 2015 and elsewhere therein; (ii) “Risk Factors” in Item 1A of Part II of our Quarterly Report on Form
10-Q for the quarter ended June 30, 2015 that was filed by the Company with the Securities and Exchange Commission on July
29, 2015; and (iii) subsequent filings by the Company. As you read and consider this press release, you should understand that the forward-looking statements are not guarantees of performance or results. The forward-looking statements and projections are subject to and involve risks, uncertainties and assumptions and you should not place undue reliance on these forward-looking statements or projections. Although the Company believes that these forward-looking statements and projections are based on reasonable assumptions at the time they are made, you should be aware that many factors could affect the Company’s actual financial results or results of operations and could cause actual results to differ materially from those expressed or implied in the forward-looking statements and projections. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. If the Company does update one or more forward-
looking statement, there should be no inference that it will make additional updates with respect to those or its other forward-
looking statements.
In addition to the financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), this presentation contains the non-GAAP financial measures EBITDA, Adjusted EBITDA, Adjusted gross margin from homes delivered
and
net
debt
to
net
capitalization.
The
reasons
for
the
use
of
these
measures,
a
reconciliation
of
these
measures
to
the
most
directly comparable GAAP measures and other information relating to these measures are included in the appendix to this presentation.

Loan
to
Value
Percentage
(“LTV”)
–
3Q15
Deliveries
WCI Communities at a Glance
Lifestyle community developer
and luxury homebuilder
throughout Florida
Target move-up, second-home
and active adult customers
High average selling prices -
$472,000 on YTD deliveries
High proportion of cash buyers –
50% of YTD deliveries
Low
cancellation
rate
–
7.0%
YTD
Approximately 14,400 home
sites owned or controlled as of
September 30, 2015
Conservative balance sheet with
$149 million of cash
Complementary and value-add
Real Estate Services (“RES”)
and Amenities businesses
3
Buyer Profile with Low Reliance on Financing
Cash
49%
LTV > 80%
5%
LTV 65-80%
33%
LTV 1-64%
13%

Compelling Florida Real Estate Market
Florida is a leading growth state
(1) (2)
Job growth rate of 3.0%; higher than
national average of 2.0%
Gaining about 800 people per day;
equivalent to adding a city bigger
than Orlando every year
Net in-migration dominated by people
in the their 50’s and 60’s
Florida building permits
(3)
Second highest in the U.S. in 2014
and YTD 2015
Permits still ~70% off peak
YTD August
2015 building permits
are up 18% vs. prior year
2015 resale statistics
(4)
YTD closings up 13.3% over 2014
46
th
consecutive month median sales
prices increased year-over-year
4
(1)
Florida Department of Economic Opportunity; October 16, 2015
(2)
Florida
Trend
–
September
2015
(3)
U.S.
Census
Bureau
–
August
2015
(4)
Florida Realtors ® ; Data through September 2015
Florida Annual Permit Activity
(3)
Age 65+ Population by Decade of Birth
0
50,000
100,000
150,000
200,000
250,000
300,000
Single-Family
Multi-Family
20 Year Average
0
5,000,000
10,000,000
15,000,000
20,000,000
25,000,000
30,000,000
35,000,000
40,000,000
45,000,000
50,000,000
55,000,000
60,000,000
65,000,000
70,000,000
1960s
1950s
1940s
1930s
Pre-1930s
Sources:
U.S. Census Bureau; John Burns Real Estate Consulting, LLC
66 million
48 million

81
141
146
258
3Q12
3Q13
3Q14
3Q15
105
128
172
277
3Q12
3Q13
3Q14
3Q15
Homebuilding
–
3Q15
Highlights
Revenues from homes delivered up
91.2% to $119.3 million
Deliveries up 76.7% to 258 homes
Average selling price per delivered
home of $462,000, up 8.2%
New orders up 61.0% to 277 homes
Contract value of new orders up
48.6% to $124.8 million
Sales mix weighted more toward
active adult segment in 3Q15
Neighborhood count up 46.7%
Backlog units up 40.7% to 646 homes
Backlog contract value up 19.1% to
$300.5 million
Adjusted gross margin from homes
delivered of 29.5%, up 90 basis points
All cash buyers accounted for 49% of
3Q15 deliveries
5
Third
Quarter
–
New
Orders
Trend
Third
Quarter
–
Deliveries
Trend
Note: All comparisons are to 3Q14
38.2% CAGR
47.1% CAGR

Real Estate Services –
3Q15 Highlights

RES Revenues
Brokerage Transactions
Brokerage ASP
Brokerage revenues increased 8.2%
Brokerage average home sale selling price
up 11.3% to $324,000
Brokerage transactions down 2.9%
Title revenues increased 31.3%
Total revenues up 9.2%
Total gross margin up 125.0% to $0.9 million
RES Gross Margin
Note: All comparisons are to 3Q14
($ in thousands)
($ in thousands)
($ in thousands)
3Q14
3Q15
-2.9%
2,445
2,373
$291
$324
3Q14
3Q15
+11.3%
$22,886
$24,998
3Q14
3Q15
+9.2%
$431
$950
3Q14
3Q15
+125.0%

Executing on the WCI Growth Strategy
Year-to-Date September 2015 Comparisons to Prior Year Periods
Increasing revenues driven by Homebuilding and Real Estate Services
Continued Homebuilding gross margin strength
Improved SG&A leverage by 370 basis points
119.0% growth in Adjusted EBITDA
7
(1)
Represents adjusted gross margin from homes delivered
(2)
Measured as a percentage of Homebuilding revenues
(3)
Measured as a percentage of total revenues
Revenues
($ in millions)
Adjusted EBITDA
(3)
SG&A %
(2)
Adjusted GM %
(1)
($ in millions)
Note: Totals may not foot due to rounding
$145
$171
$303
$61
$68
$77
$17
$17
$19
$223
$256
$399
YTD13
YTD14
YTD15
HB
RES
AM
32.6%
29.5%
29.5%
YTD13
YTD14
YTD15
$25.7
$23.7
$51.9
11.6%
9.3%
13.0%
YTD13
YTD14
YTD15
17.0%
17.2%
13.9%
3.0%
1.5%
1.0%
20.0%
18.7%
15.0%
YTD13
YTD14
YTD15
Stock-based compensation expense

Land Portfolio Positioned for Growth
High quality land positions in land-
constrained markets
Land portfolio totals approximately 14,400
owned or controlled home sites; up 39%
from 3Q14
56% owned / 44% optioned
Experienced team with extensive land
entitlement and development experience
Actively pursuing additional land
acquisition opportunities throughout
Florida
8
Owned or Controlled Home Sites
8,676
8,061
1,691
6,385
10,367
14,446
3Q14
3Q15
Owned
Optioned

Selected Operating Results

$ in thousands, except per share amounts
2015
2014
Variance %
2015
2014
Variance %
Homebuilding revenues
120,509
$
62,381
$
93.1%
303,121
$
171,294
$
76.9%
Real estate services revenues
24,998

22,886

9.2%
76,871

67,848

13.4%
Amenities revenues
4,681

4,393

6.8%
18,608

17,257

7.5%
Total revenues
150,188
$
89,660
$
67.4%
398,600
$
256,399
$
55.5%
Total gross margin
32,039
$
15,698
$
103.8%
84,383
$
47,539
$
77.7%
Net income attributable to common shareholders
10,183
$
3,140
$
229.0%
25,655
$
8,958
$
185.6%
Earnings per share - diluted
0.38
$
0.12
$
216.7%
0.97
$
0.34
$
185.3%
SG&A expenses as a percent of Homebuilding revenues
13.3%
17.7%
-440 bps
15.0%
18.7%
-370 bps
Adjusted gross margin percentage
29.5%
28.6%
+90 bps
29.5%
29.5%
0 bps
Adjusted EBITDA
21,181
$
7,847
$
171.8%
51,927
$
23,740
$
119.0%
Adjusted EBITDA percentage
14.1%
8.8%
+530 bps
13.0%
9.3%
+370 bps
Homes delivered
258

146

76.7%
639

406

57.4%
Average selling price per home delivered
462
$
427
$
8.2%
472
$
422
$
11.8%
New orders
277

172

61.0%
893

572

56.1%
Average selling price per new order
450
$
488
$
-7.8%
441
$
487
$
-9.4%
Backlog units
646

459

40.7%
Average selling price in backlog
465
$
550
$
-15.5%
Three Months Ended September 30,
Nine Months Ended September 30,

Conservative Balance Sheet
Balance sheet positioned to
execute the growth strategy
Undrawn $75 million
revolving credit facility
Invested
$63 million year-to-
date on land and land
development
10
(1)
Available liquidity includes the $75 million of borrowing capacity under a four-year revolving credit facility and $8.4 million of borrowing capacity as of September 30, 2015 under a revolving credit facility with Stonegate Bank
(2)
Debt to capital is computed by dividing the carrying value of our total debt, as reported on our consolidated balance sheets, by total capital
(3)
Net debt represents total debt, excluding premium, less cash and cash equivalents; net capitalization represents net debt plus total equity
$ in thousands
Cash and cash equivalents
149,383
$
174,756
$
Real estate inventories
527,120

449,249

Total debt
251,069

251,179

Total equity
463,102

434,443

Total capital
714,171

685,622

Available liquidity
(1)
232,740

257,756

Debt to capital
(2)
35.2%
36.6%
Net debt to net capitalization
(3)
17.8%
14.8%
(Cash + inventories)  / total debt
2.69

2.48

September 30, 2015
December 31, 2014

Key Takeaways
Florida real estate market remains strong
Fully integrated Florida luxury homebuilder and
community developer
Executing the strategy
Focus on move-up, second-home and active adult
customer segments
Differentiate via extensive amenity offerings
Operational discipline
Positioned for continued growth
Growing new orders and deliveries
Increasing active selling neighborhood count
Growing revenues and Adjusted EBITDA
Complementary Real Estate Services and Amenities
businesses
Actively pursuing land acquisition opportunities
Conservative balance sheet with liquidity and flexibility
for growth
Experienced and talented team

Appendix

Reconciliation of Non-GAAP Financial Measures
In addition to the results reported in accordance with U.S. generally accepted accounting principles (“GAAP”), we have provided information in this
presentation
relating
to
adjusted
gross
margin
from
homes
delivered,
EBITDA,
Adjusted
EBITDA
(both
terms
defined
below)
and
net
debt
to
net capitalization.
Our GAAP-based measures can be found in our unaudited consolidated financial statements in Item 1 of the Quarterly Report on Form 10-Q for the quarter ended September 30, 2015 that we plan to file with the Securities and Exchange Commission on or before
October 30, 2015.
Adjusted Gross Margin from Homes Delivered
We calculate adjusted gross margin from homes delivered by subtracting the gross margin from land and home sites, if any, from Homebuilding gross
margin
to
arrive
at
gross
margin
from
homes
delivered.
Adjusted
gross
margin
from
homes
delivered
is
calculated
by
adding
back
asset
impairments, if any, and capitalized interest in cost of sales to gross margin from homes delivered.  Management uses adjusted gross margin from homes delivered to evaluate operating performance in our Homebuilding segment and make strategic decisions regarding sales price, construction and development pace, product mix and other operating decisions.  We believe that adjusted gross margin from homes delivered is
(i) meaningful because it eliminates the impact that our indebtedness and asset impairments have on gross margin and (ii) relevant and useful to shareholders, investors and other interested parties for evaluating our comparative operating performance from period to period and among companies
within
the
homebuilding
industry
as
it
is
reflective
of
overall
profitability
during
any
given
reporting
period.
This
measure
is
considered
a non-GAAP financial measure and should be considered in addition to, rather than as a substitute for, the comparable GAAP financial measures when
evaluating
our
operating
performance.
Although
other
companies
in
the
homebuilding
industry
report
similar
information,
they
may
calculate this measure differently than we do and, therefore, it may not be comparable.  We urge shareholders, investors and other interested parties to understand the methods used by other companies in the homebuilding industry to calculate gross margins and any adjustments to such amounts before comparing our measures to those of such other companies.
The
table
below
reconciles
adjusted
gross
margin
from
homes
delivered
to
the
most
directly
comparable
GAAP
financial
measure,
Homebuilding
gross margin, for the periods presented herein.
13
2015
2014
2015
2014
Homebuilding gross margin
32,460
$
16,444
$
81,848
$
46,940
$
Less: gross margin from land and home sites
353
-
353
-
Gross margin from homes delivered
32,107
16,444
81,495
46,940
Add: capitalized interest in cost of sales
3,061
1,386
7,425
3,653
Adjusted gross margin from homes delivered
35,168
$
17,830
$
88,920
$
50,593
$
Gross margin from homes delivered as a percentage
of revenues from homes delivered
26.9%
26.4%
27.0%
27.4%
Adjusted gross margin from homes delivered as a
percentage of revenues from homes delivered
29.5%
28.6%
29.5%
29.5%
Three Months Ended September 30,
($ in thousands)
Nine Months Ended September 30,

Reconciliation of Non-GAAP Financial Measures (continued)
EBITDA and Adjusted EBITDA
Adjusted
EBITDA
measures
performance
by
adjusting
net
income
(loss)
attributable
to
common
shareholders
of
WCI
Communities,
Inc.
to
exclude, if any, interest expense, capitalized interest in cost of sales, income taxes, depreciation (‘‘EBITDA’’), preferred stock dividends, income
(loss) from discontinued operations, other income, stock-based compensation expense, asset impairments and expenses related to early repayment of debt.  We believe that the presentation of Adjusted EBITDA provides useful information to shareholders, investors and other interested parties regarding our results of operations because it assists those parties and us when analyzing and benchmarking the performance and value of our business.  We also believe that Adjusted EBITDA is useful as a measure of comparative operating performance from
period
to
period
and
among
companies
in
the
homebuilding
industry
as
it
is
reflective
of
changes
in
pricing
decisions,
cost
controls
and
other
factors
that
affect
operating
performance,
and
it
removes
the
effects
of
our
capital
structure
(such
as
preferred
stock
dividends
and
interest
expense), asset base (primarily depreciation), items outside of our control (primarily income taxes) and the volatility related to the timing and extent of non-operating activities (such as discontinued operations and asset impairments).  Accordingly, we believe that this measure is useful for comparing general operating performance from period to period.  Other companies may define Adjusted EBITDA differently and, as a result, our measure of Adjusted EBITDA may not be directly comparable to Adjusted EBITDA of other companies.  Although we use Adjusted EBITDA as a financial measure to assess the performance of our business, the use of Adjusted EBITDA is limited because it does not include certain material costs, such as interest and income taxes, necessary to operate our business.  EBITDA and Adjusted EBITDA should be considered in addition to, and not as substitutes for, net income (loss) in accordance with GAAP as a measure of performance.  Our presentation of EBITDA and Adjusted EBITDA should not be construed as an indication that our future results will be unaffected by unusual or nonrecurring items.  Our
EBITDA-based measures have limitations as analytical tools and, therefore, shareholders, investors and other interested parties should not consider them in isolation or as substitutes for analyses of our results as reported under GAAP.  Some such limitations are:
they do not reflect the impact of earnings or charges resulting from matters that we consider not to be indicative of our ongoing operations;
they are not adjusted for all non-cash income or expense items that are reflected in our consolidated statements of cash flows;
they do not reflect the interest that is necessary to service our debt; and
other companies in our industry may calculate these measures differently than we do, thereby limiting their usefulness as comparative measures.
Because of these limitations, our EBITDA-based measures are not intended to be alternatives to net income (loss), indicators of our operating performance, alternatives to any other measure of performance under GAAP or alternatives to cash flow provided by (used in) operating activities as measures of liquidity.  Shareholders, investors and other interested parties should therefore not place undue reliance on our
EBITDA-based measures or ratios calculated using those measures.

Reconciliation of Non-GAAP Financial Measures (continued)
EBITDA and Adjusted EBITDA (continued)
The table below reconciles EBITDA and Adjusted EBITDA to the most directly comparable GAAP financial measure, net income (loss)
attributable to common shareholders of WCI Communities, Inc., for the periods presented herein.
15
(1)
Represents capitalized interest expensed in cost of sales on home deliveries and land and home site sales.
(2)
Represents the expense recorded in the Company’s unaudited consolidated statements of operations related to its stock-based compensation plans.
2015
2014
2015
2014
Net income attributable to common
  shareholders of WCI Communities, Inc.
10,183
$
3,140
$
25,655
$
8,958
$
Interest expense
200

191

658

876

Capitalized interest in cost of sales (1)
3,061

1,386

7,425

3,653

Income tax expense
6,289

1,703

13,392

6,337

Depreciation
767

678

2,234

1,910

EBITDA
20,500

7,098

49,364

21,734

Other income, net
(398)

(107)

(593)

(535)

Stock-based compensation expense (2)
1,079

856

3,156

2,541

Adjusted EBITDA
21,181
$
7,847
$
51,927
$
23,740
$
Adjusted EBITDA margin
14.1%
8.8%
13.0%
9.3%
Three Months Ended September 30,
($ in thousands)
Nine Months Ended September 30,

Reconciliation of Non-GAAP Financial Measures (continued)
Net Debt to Net Capitalization
We believe that net debt to net capitalization provides useful information to shareholders, investors and other interested parties regarding our financial position and cash and debt management.  It is also a relevant financial measure for understanding the leverage employed in our operations and as an indicator of our ability to obtain future financing.
By deducting cash and cash equivalents from our outstanding debt, we provide a measure of our debt that considers our cash position.  We believe that this approach provides useful information because the ratio of debt to capital does not consider our cash and cash equivalents and we
believe
that
a
debt
ratio
net
of
cash,
such
as
net
debt
to
net
capitalization,
provides
supplemental
information
by
which
our
financial
position
may be considered.  Shareholders, investors and other interested parties may also find this information to be helpful when comparing our
leverage to the leverage of other companies in our industry.   Although other companies in the homebuilding industry report similar information, they
may
calculate
this
measure
differently
than
we
do
and,
therefore,
it
may
not
be
comparable.
We
urge
shareholders,
investors
and
other
interested parties to understand the methods used by other companies in the homebuilding industry to calculate leverage ratios such as net debt to net capitalization, including any adjustments to such amounts, before comparing our measures to those of such other companies.
The table below presents the computations of our net debt to net capitalization and reconciles such amounts to the most directly comparable
GAAP financial measure, debt to capital.
16
September 30,
December 31,
2015
2014
Senior Notes due 2021
251,069
$
251,179
$
Total equity
463,102

434,443

Total capital
714,171
$
685,622
$
Debt to capital (1)
35.2%
36.6%
Senior Notes due 2021
251,069
$
251,179
$
Less: unamortized premium
1,069

1,179

Principal amount of Senior Notes due 2021
250,000

250,000

Less: cash and cash equivalents
149,383

174,756

Net debt
100,617

75,244

Total equity
463,102

434,443

Net capitalization
563,719
$
509,687
$
Net debt to net capitalization (2)
17.8%
14.8%
($ in thousands)
(1)
Debt to capital is computed by dividing the carrying value of our Senior Notes due 2021, as reported on our consolidated balance sheets, by total  capital as calculated above.  The Senior Notes due 2021 were our only outstanding debt as of September 30, 2015 and
December 31, 2014.
(2)
Net debt to net capitalization is computed by dividing net debt by net capitalization.